                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                April 13, 1998



                       PERPETUAL MIDWEST FINANCIAL, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



     Delaware                   0-23368                      42-1415490
 -----------------------------------------------------------------------------
 (State or other         (Commission File Number)          (IRS Employer
  jurisdiction of                                       Identification Number)
  incorporation)


        700 First Avenue, N.E., Cedar Rapids, Iowa             52401
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code: (319) 366-1851
      ------------------------------------------------------------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM  5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated April 13, 1998, attached hereto as Exhibit 28.1, announcing their earnings for the quarter ended March 31, 1998.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated April 13, 1998, attached hereto as Exhibit 28.2, announcing their declaration of a cash dividend payable May 12, 1998 to shareholders of record April 30, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits
                  1) Exhibit 28.1   Press Release dated April 13,
                                    1998-announcing earnings release for quarter ended March 31, 1998.

                  2) Exhibit 28.2   Press Release dated April 13,
                                    1998-declaration of cash dividend for
                                    shareholders of record on April 30, 1998 and payable May 12, 1998.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PERPETUAL MIDWEST FINANCIAL, INC.



Date:   April 16, 1998                        By:  /s/ Rick L. Brown
        ------------------                         ------------------
                                                   Rick  L. Brown
                                                   Exec. Vice President



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